UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 18, 2011
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     The Annual Meeting of the stockholders of Brooks Automation, Inc. (the “Company”) was held on January 18, 2011. The stockholders elected each of the Company’s nominees for director and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the 2011 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 8, 2010. The results are as follows:
1. Election of Directors

	For	Withhold	Broker Non-Votes
A. Clinton Allen	41,760,939	4,695,085	7,768,548
Joseph R. Martin	45,647,513	808,511	7,768,548
John K. McGillicuddy	45,671,335	784,689	7,768,548
Krishna G. Palepu	44,941,846	1,514,178	7,768,548
C. S. Park	42,222,296	4,233,728	7,768,548
Kirk P. Pond	42,225,885	4,230,139	7,768,548
Stephen S. Schwartz	46,139,333	316,691	7,768,548
Alfred Woollacott, III	45,659,715	796,309	7,768,548
Mark S. Wrighton	46,085,014	371,010	7,768,548
2. Ratification of the selection of PricewaterhouseCoopers LLP

For	Against	Abstain	Broker Non-Votes
53,807,435	385,530	31,607	—

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Secretary

Date: January 20, 2011